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                                                                   Exhibit 10.11

          Dated                                                  2002
          -----------------------------------------------------------









                            CLAIRE O ACETI GMBH (1)

                                     -and-

                          ISOLAGEN EUROPE LIMITED (2)



                       ---------------------------------



                                  COUNTERPART
                                   UNDERLEASE



                       ---------------------------------


                           Re: 59/61 Park Royal Road
                                     London
                                      NW10











                           Gregory Rowcliffe Milners
                                 1 Bedford Row
                                London WC1R 4BZ
                             Ref: C/DTSK/1777/0007

THIS UNDERLEASE made the           day of              Two Thousand and Two
BETWEEN CLAIRE O ACETI GmbH whose address for service in the United Kingdom is 12 York Gate London NW1 (hereinafter called "the Lessor" which expression where the context so admits shall include the reversioner for the time being immediately expectant on the term hereby created) of the one part and ISOLAGEN EUROPE LIMITED whose registered office is at Peterden House 1A Leighton Road West Ealing London W13 9EL (hereinafter called "the Lessee" which expression where the context so admits shall include the successors in title and assignees of the Lessee) of the other part

WITNESSETH as follows:-

1. IN consideration of the rent and tenants covenants hereinafter reserved and contained the Lessor hereby demises unto the Lessee ALL THAT the premises situate at and known as 59/61 Park Royal Road London NW10 together with the buildings thereon which premises shall include where the context so admits all additions and fittings all electrical installations boilers plant and machinery the sewers conduits pipes wires drains and cables the roofs gutters walls foundations erected inside the premises and boundary fences stairs passages accessways and service areas and all windows window frames all doors and door frames and all sanitary and water apparatus installed in or exclusively serving the premises and the Landlords fixtures and fittings and appurtenances thereto belonging but excluding tenant's fixtures and fittings (hereinafter called the demised premises") as the same is shown for purposes of identification only on the plan annexed hereto and thereon edged red and EXCEPT AND RESERVED

     (a) the free passage and running of water soil steam gas and electricity through the sewers drains pipes and wires through over or under the demised premises TOGETHER with the right to enter upon the demised premises for the purpose of cleansing maintaining and repairing the same

     (b) all other rights and easement or quasi-easement heretofore enjoyed by any adjoining or neighbouring property over or in respect of the demised premises and

     (c) all rights of light and air or other rights or easements or quasi-easements which would restrict or interfere with the free user and development of and building upon any adjoining land TO HOLD the demised premises unto the Lessee from the date hereof for a term of YEARS expiring on the 23rd day of February Two Thousand and Ten (subject to prior termination as hereinafter provided) YIELDING AND PAYING therefore during the said term yearly and proportionately for any fraction of a year the rents hereunder set out:

     (A)  From the     day of           2002 until the 24th day of March Two
          Thousand and Five the rent of Ninety Three Thousand Pounds (Pound Sterling 93,000.00)

     (B) "The review date" for the purpose of this Clause shall mean the 25th day of March 2005


                                       1


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(1)  It is hereby agreed that:-


     (a) Either party (or its agents) may within the period of six months next before the review date or at any time thereafter serve notice in writing upon the other requiring a review of the yearly rent for the time being payable in respect of the demised premises and the yearly rent payable as from the review date shall be such sum as shall be agreed between the Lessor and the Lessee as representing the best rent reasonably obtainable in the open market at the review date for the demised premises upon the assumption (if not a fact) that the permitted use of the demised premises and each and every part thereof is for any or all of the uses permitted by Classes B1(b) and (c) B2 and B8 of the Town and Country Planning (Use Classes) Order 1987 and for a term of the residue of the term hereby granted commencing on the relevant review date as between a willing Lessor and a willing Lessee with vacant possession and taking no account of

     (i) Any goodwill attributable to the demised premises by reason of any trade or business carried on therein by the Lessee and

     (ii) Any improvements to the demised premises carried out during the term by the Lessee with the consent of the Lessor or in pursuance of any obligation to the Lessor whether under this Lease or any other deed or document and

     (iii) Any effect on rent that the Lessee or the Lessee's predecessors in title have been in occupation of the demised premises but upon the supposition (if not a fact) that the Lessee has complied with all the obligations herein imposed on the Lessee and in all other respects on the terms and conditions of this Lease including the provisions of this Clause

(2) If the Lessor and the Lessee shall be unable to agree on the amount of the yearly rent as aforesaid then and in any such case the question shall at the request of either party as soon as practicable be referred for determination to some competent independent person to be agreed upon by the Lessor and by the Lessee or in the event of failure so to agree to be nominated at the request of either party by the President for the time being of the Royal Institution of Chartered Surveyors such person to act as an arbitrator pursuant to The Arbitration Act 1996

(3) In no event shall the yearly rent as aforesaid payable by the Lessee to the Lessor from the review date be less than the yearly rent payable by the Lessee to the Lessor immediately before the review date

(4) (a) In respect of the period of time (hereinafter called "the said interval") beginning with the review date and ending on the quarter day next following the date on which the Lessor and the Lessee shall agree the said yearly rent or (failing agreement) the date on which the decision of such competent
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                                     [MAP]

























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     independent person as aforesaid shall have been made and communicated to the Lessor and the Lessee the rent payable hereunder shall continue to be paid at the rate payable immediately before the review date

     (b) At the expiration of the said interval there shall be due as additional rent payable to the Lessor by the Lessee a sum of money equal to the amount (if any) whereby the yearly rent so agreed or determined as aforesaid shall exceed the yearly rent payable immediately before the review date but duly apportioned on a daily basis in respect of the said interval together with interest on such additional rent at a rate equivalent to the Base Lending Rate from time to time of Barclays Bank Plc or any other rate universally regarded as having been substituted therefore or if there shall be no such rate then at such reasonable rate as shall be notified by the Lessor to the Lessee in writing

(5) For the avoidance of doubt it is hereby agreed that if at the review date the Lessor shall be obliged legally or by public policy or otherwise to comply with the provisions of any Act of Parliament regulation instrument or bye-law from time to time in force (whether or not legally binding on the Lessor) or any public policy which shall restrict curtail or modify the Lessor's right to revise and increase the yearly rent in accordance with the provisions of this Clause 1 (1) (hereinafter called "the restriction") then on each occasion that such restriction shall be removed or relaxed or modified either wholly or partially the Lessor (or its agents) may serve notice in writing on the Lessee requiring a review of the yearly rent (excluding the additional rent hereinafter referred to) for the time being payable in respect of the demised premises in accordance with the clauses relating to the review of rent herein contained in order to ascertain the rack rental open market value of the demised premises as aforesaid until the expiration of the term and the yearly rent as aforesaid shall (so far as permitted by law) from the date of the lifting or the removal relaxation or modification of the restriction either wholly or partially be the greater of the following:

     (a) The yearly rent which the Lessor and the Lessee shall agree as aforesaid or (failing agreement) the yearly rent determined by such competent independent person as aforesaid and

     (b) The yearly rent payable by the Lessee to the Lessor immediately before the lifting removal relaxation or modification of the restriction PROVIDED ALWAYS that pending the agreement or determination of the said yearly rent the provision of Clause 1 (4) hereof shall apply

(6) If the best rent reasonably obtainable in the open market for the demised premises ascertained in accordance with the provisions hereof shall be higher than the amount of the rent first hereinbefore reserved then the covenant herein for the payment of rent and the right of re-entry hereby reserved shall be enforceable by the Lessor as well as in the case of nonpayment of rent so ascertained as in the case of the rent first hereinbefore reserved



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(7)  A Memorandum of the rent review shall as soon as may be after such rent has been agreed or determined be endorsed on the Lease and the Counterpart thereof or otherwise recorded

AND ALSO YIELDING AND PAYING in addition throughout the said term by way of further rent from time to time the amount which the Lessor shall pay to the party entitled in reversion to the Superior Lease (as hereinafter defined) ("the Superior Lessor") by way of rent additionally reserved pursuant to a lease dated the 18th day of November 1996 made between (1) WEB International
Limited (2) the Lessor (as varied by a Deed of Variation dated the    day
of          2002 made between (1) Tameside Metropolitan Borough Council and (2)
the Lessor) ("the Superior Lease")

2.   THE Lessee HEREBY COVENANTS with the Lessor as follows:

(1) To pay during the said term the said reserved rents at the times and in manner aforesaid without any set-off or deduction AND to pay to the Lessor interest on overdue rent (which expression shall mean rent due but unpaid for a period of more than fourteen days after the due dates for payment) at the rate of Four per centum (4%) per annum over base rate for the time being of Barclays Bank Plc such interest to run from day to day until payment and to accrue after as well as before judgment AND further to pay all legal costs and disbursements and bailiffs commission properly incurred by the Lessor of and incidental to every distress levied by the Lessor on the Lessee's goods for the recovery of overdue rent which shall be recoverable as rent

(2) To defray (or in the absence of direct assessment on the demised premises to repay to the Lessor a fair proportion as fairly determined by the Lessor's Surveyor of) all existing and future rates assessments charges impositions and outgoings of every kind and description payable by law in respect of the demised premises or any part thereof by the owner Lessor Lessee or occupier thereof except tax assessed on the Lessor and/or the Superior Lessor in respect of income from the demised premises or any dealing with their respective interests in the demised premises

(3) To pay to the suppliers thereof all charges for gas electricity telephone and water (including meter rents and standing charges) consumed in the demised premises during the said term

(4) At all times during the term to decorate maintain and keep the whole of the demised premises and each and every part thereof in good and substantial repair and condition and maintained cleansed and repaired in every respect to the reasonable satisfaction of the Lessor's Surveyor (damage by the risks set out in clause 3(1) hereof or any of them excepted save to the extent that any policy of insurance effected by the Superior Lessor has become void or vitiated or payment of any policy monies has been refused or withheld by reason of any act neglect omission or default of the Lessee or its respective servants agents workmen invitees or licensees) and in particular (and without prejudice to the generality of the foregoing covenants)

     (a)  At least once in every three years of the term (computed from the year
          2000) and also in the last three months of the term (howsoever determined) and in the same colour or another colour first approved by the Lessor to clean prepare paint and colour in a good workmanlike manner all

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
          such parts of the outside of the demised premises as are usually painted and coloured with two coats at least of good quality paint and

     (b)  At least once in every seven years of the term (computed from the year
          2000) and also (in a colour first approved by the Lessor) in the last three months of the term (howsoever determined) to clean prepare paper paint and colour in a good and workmanlike manner all parts of the inside of the demised premises as have been or are usually painted papered and coloured with two coats of good quality paint or with good quality paper as appropriate

     (c) As often as the same may be necessary to maintain the same in first class order and condition to treat maintain wash and clean in a suitable manner all washable surfaces and all windows all window frames and doors and all fixtures fittings and items not required to be painted

     (d) So far as may be necessary to rebuild or reinstate the whole or any part of the demised premises notwithstanding that such rebuilding or reinstatement may be necessary by reason of an inherent defect in the demises premises or to normal wear and tear or deterioration or otherwise and

     (e) When and so often as it shall be necessary to renew any fixtures and fittings belonging to the demises premises or to substitute other fixtures of a similar or more modern nature and of good quality to the reasonable satisfaction of the Lessor

     (f) At all times during the term to keep in good and substantial repair and condition and properly cleansed and maintained all sewers drains pipes conduits cables ducts and wires serving exclusively the demised premises up to the point of connection with the public system

     PROVIDED THAT the Lessee shall be under no obligation to put or keep the demised premises in any better condition than as referred to in a Schedule of Condition annexed

     (5) (a) Not to make or cause or permit or suffer to be made or caused any alteration addition or aperture to or in the structure of the demised premises nor any damage injury waste spoil or destruction thereto or any part thereof nor any overloading of any floor or ceiling thereof nor the emission into the sewers or drains thereof of any noxious effluent or other substance

     (b) Without prejudice to the foregoing provisions of this sub clause not without the Lessor's and Superior Lessors written consent (which consent not to be unreasonably withheld or delayed by the Lessor and subject to the Lessor's and Superior Lessor's approval of plans and specifications previously submitted to the Lessor and Superior Lessor and to performance of the work to the Lessor's and Superior Lessor's reasonable satisfaction) to make or permit or suffer to be made any internal alteration or internal addition in or to the demised premises

     (c) To report in writing to the Lessor without delay any wants of reparation of the structure or any external part of the demised premises

(6) To pay a fair proportion (to be conclusively determined by the Surveyor for the time being of the Lessor) of the expenses incurred in respect of repairing maintaining renewing rebuilding lighting and cleansing all party structures sewers drains channels sanitary apparatus pipes wires cables passageways

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     entrances ways roads pavements and other things the use of which is appurtenant or is common to the demised premises and to other premises

(7) (a) To permit the Lessor and the Superior Lessor and their respective agents workmen and others appointed by them at all reasonable times during the said term (but upon previous written notice save in cases of emergency) to enter into and upon the demised premises (but not so as to dispossess the Lessee completely from the demised premises for any period of time whatsoever) and to execute any works of construction maintenance repair renewal rebuilding cleansing alteration or other works of or to any adjacent premises or things And so far as any defects remedied or works done by the Lessor may be included in the Lessee's covenants to repair hereinbefore contained then the costs thereof shall be a debt due from the Lessee to the Lessor and be forthwith recoverable on demand as rent provided that the Lessor shall as soon as reasonably practicable make good all damage to the demised premises caused by such works as aforesaid

(b) Not to claim or allege that the performance in a reasonable manner of any temporary works to or affecting the demised premises of any kind authorised or contemplated by the sub-clause (a) of this sub-clause or pursuant to such (if any) other covenant on the part of the Lessor expressedor implied herein constitutes a breach of the Lessor's covenant hereinafter contained to give quiet enjoyment of the demised premises

(8) To permit the Lessor and the Superior Lessor and their respective agents surveyors and others at all reasonable times (upon previous written notice except in the case of emergency)(a) to enter upon and view the state and condition of the demised premises or the actual user thereof and within three months (or sooner or immediately in case of urgency) after the Lessor or the Lessor's agent or surveyor shall have given to the Lessee or left on the demised premises a notice in writing of any defects decays or wants of reparation found thereupon in accordance with the covenants hereinbefore contained well and substantially to repair and make good the same (b) to estimate the current value of the demised premises for insurance purposes
     (c) to take schedules or inventories of fixtures and things to be yielded up at the expiration of the term hereby granted howsoever determined (d) in connection with the sale of the Lessor's reversion to view the demised premises without interruption.

(9) Not to store or bring upon the demised premises any articles of a specially combustible inflammable or dangerous nature and not to do or to permit or suffer anything by reason whereof any insurance effected on the demised premises may be rendered void or voidable or whereby the rate of premium thereon may be increased and to comply with all requirements and recommendations of the insurers as to fire precautions and otherwise relating to the demised premises

(10) Not to do or permit or suffer and effectually to prevent on from or anywhere near to the demised premises or any part thereof any act matter or thing whatsoever which may be or tend to be to the nuisance annoyance damage or disturbance to the Lessor the Superior Lessor or the owners tenants lessees or occupiers of any adjoining or neighbouring property

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(11) Not to use or permit or suffer the demised premises or any part thereof to be used for any illegal or immoral purpose

(12) To use and occupy the demised premises solely and for a use within classes B1(b) and (c) B2 and B8 of the Town and County (Use Classes) Order 1987

(13) Not to assign charge, demise, underlet or otherwise part with or divide possession of any part of the demised premises (here meaning a portion only and not the whole thereof) or to charge demise underlet divide share or licence the occupation of the whole or any part thereof for all or any part of the said term with or to anyone whomsoever except as hereinafter provided

(14) (a) Not to assign charge or otherwise part with possession of the whole of the demised premises without having obtained immediately prior thereto the licence in writing of the Lessor and the Superior Lessor such licence not to be unreasonably withheld PROVIDED THAT it shall be lawful for the Lessor to withhold any such licence as aforesaid FIRST unless before any such assignment shall be executed or possession shall be given to the intended assignee the Lessee shall procure the execution of and deliver to the Lessor a Deed to be prepared by the Solicitors of the Lessor at the proper cost of the Lessee containing a covenant by the intended assignee directly with the Lessor to perform and observe during the remainder of the term hereby granted (including this present covenant) by the Lessee and conditions contained in this Lease (including a covenant to pay the rents hereby reserved) in the same manner as if such covenants and conditions were repeated in extenso in such Deed with the substitution of the name of the intended assignee for the name of the Lessee and with such other alterations as the deaths of parties or as other circumstances shall render necessary and SECONDLY if the intended assignee is a company or corporation or other body whose registered office or principal place of business is at the relevant time not in the United Kingdom then the provisions in sub-clause (b) hereof as they apply to a limited liability Company shall also be applicable hereto and THIRDLY in the event that the proposed assignee is not of satisfactory standing (the Lessor acting reasonably)

     (b) PROVIDED FURTHER that if such intended assignee as aforesaid shall be a limited liability company then upon the Lessor's reasonable demand in that behalf at least two (or more if the Lessor so reasonably requires) of its directors of satisfactory standing shall join in such licence as sureties for such company in order jointly and severally to covenant with the Lessor as sureties that such company will pay the said rents and perform and observe the said covenants and to indemnify and save harmless the Lessor against all loss damages costs and expenses arising by reason of any default by the company AND such covenant shall further provide in the usual form that any neglect or forbearance of the Lessor shall not release or exonerate any such surety AND such covenant shall further provide that in the event of disclaimer of these presents by the company or on its behalf or by the Crown or in the event of a forfeiture of this Lease under the proviso for re-entry hereinafter contained the said sureties shall accept a new lease of the demised premises if so required by the Lessor within three months of such disclaimer or forfeiture such new lease to be for the residue then unexpired of the term hereby

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     granted and at the rents payable and subject to the same Lessee's covenants and to the same provisos and conditions as those in force immediately before such disclaimer and to be granted at the cost of the sureties in exchange for a counterpart duly executed by the sureties

(15) (a) To pay and indemnify the Lessor against all proper expenses including solicitors' costs and surveyors' fees reasonably and properly incurred by the Lessor incidental to the preparation and service of a Notice under
     Section 146 of the Law of Property Act 1925 or in contemplation of proceedings under Section 146 or 147 of that Act (notwithstanding in any such case forfeiture is avoided otherwise than by relief granted by the Court) or for an injunction or for the recovery of arrears of rent due and unpaid hereunder

     (b) To pay and indemnify the Lessor against all proper expenses including solicitors' costs and surveyors' fees reasonably and properly incurred by the Lessor of and incidental to the service of all Notices and Schedules and proceedings consequent thereon relating to wants of repair to the demised premises whether the same be served during or after the determination of the said term (but relating in all cases only to such wants of repair that accrued not later than the determination of the said term)

     (c) In the event of forfeiture of the said term pursuant to the proviso for re-entry hereinafter contained to pay to the Lessor by way of compensation (without prejudice to any other claim of the Lessor in respect of rent accrued and unpaid or for damages for any antecedent breach of covenant) a sum of money calculated at the same rate as the rent hereby reserved and payable at the relevant time apportioned on a daily basis in respect of the period from the date of re-entry until the demised premises shall be or might reasonably have been re-let by the Lessor to a new tenant provided that the Lessor shall use its best endeavours to relet the demised premises

     (d) If any rent due hereunder shall be in arrear (whether formally demanded or not) for more than 14 days beyond the days appointed for payment shall be paid only after the Landlord or the Landlord's solicitors have instructed or caused distress to be levied therefore then the Tenant shall pay to the Landlord on demand the Landlord's solicitors reasonably and properly incurred costs by reason of the foregoing including but without prejudice to the foregoing bailiffs commission.

(16) (a) At all times during the said term to comply in all respects with the provisions and requirements of the Town and Country Planning Act 1990 and all regulations or orders made thereunder whether as to the permitted user hereunder or otherwise and to indemnify (as well after the determination of the said term during its continuance) and keep the Lessor indemnified against all liability whatsoever including costs and expenses in respect of any contravention thereof And forthwith to produce to the Lessor on receipt of notice thereof any notice order or proposal therefor made given or issued to the Lessee by a planning authority under or by virtue of the said Act affecting or relating to the demised premises and at the request and cost of the Lessor to make or join with the Lessor in making every such objection or representation against the same that the Lessor shall deem expedient


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     (b)  Not at any time during the said term to apply for or permit or suffer to be made any application for planning permission to carry out any development within the meaning of the said Town and Country Planning Act 1990 or any regulations thereunder without the previous consent in writing of the Lessor and the Superior Lessor (which shall not be unreasonably withheld by the Lessor if such application is at the Lessor's request limited to a planning permission intended to expire and cease on a date not later than the date of expiration of the said term and if the development in respect of which permission is sought would not in the Lessor's unfettered opinion constitute or involve or be likely to lead to a breach of any of the covenants on the part of the Lessee or the conditions herein contained and to produce to the Lessor every such permission within seven days of the grant thereof) and to indemnify (as well after the determination of the said term as during its continuance) and to keep the Lessor indemnified against all liability whatsoever including costs and expenses in respect of every breach of this sub-clause including (without prejudice to the generality of the foregoing) every breach of condition contained in any such permission as aforesaid.

(17) To be responsible for and to indemnify the Lessor against:

     (i) all damage and injury occasioned to the demised premises or any adjacent premises or to the Lessee or any person caused by or arising in consequence of any breach or non-observance of any of the Lessee's covenants herein contained or by any act default or negligence of the Lessee or any underlessee servant agent licensee or invitee of the Lessee and

     (ii) all professional costs and fees and monies due to a builder and other expenses incurred by the Lessor consequential upon any such damage and injury as aforesaid

(18) Within one month after any assignment mortgage charge transfer disposition or devolution of the demised premises (or any part thereof) whether the same be effected orally or in writing to give notice thereof in duplicate to the Lessor's Solicitors and to deliver to them for retention a duly certified true and complete photocopy of the instrument or instruments (including any relevant Probate Letters of Administration or Assent) or if the same be made orally a duly certified Memorandum of the true and complete terms of such transaction as aforesaid And to pay to the said Solicitors a reasonable fee of not less than Pound Sterling 35.00 plus V.A.T. for the registration of such transaction in the Lessor's books or records

(19) To yield up the demised premises with the fixtures and fittings and additions thereto at the determination of the said term in good and substantial repair and condition together with Landlords fixtures fittings and appurtenances in accordance with the several covenants hereinbefore contained (but the Lessee may and shall if so required by the Lessor remove at such time tenants permitted fixtures and alterations the Lessee making good all damage thereby occasioned) and with vacant possession and to deliver up all keys of the entirety of the demised premises

(20) To pay to the Lessor all solicitors costs and surveyors fees reasonably incurred by the Lessor attendant upon or incidental to every application made by the Lessee for a consent or licence hereinbefore

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     required or made necessary whether the same be granted or refused or proffered subject to any lawful qualification or condition or whether the application be withdrawn

(21) To observe and perform all of the covenants and conditions in the terms of those set out in the Superior Lease on the part of the lessee thereunder to be observed and performed (except those expressly set out in this Underlease) as if the same were set out herein in full SAVE FOR the covenant to pay the rent reserved therein (but including the payment of all other sums properly payable by the Lessor in its capacity as lessee thereunder) and SAVE as varied herein and to observe and perform all covenants conditions and restrictions set out in the Property Register and Entries 1 & 2 of the Charges Register of Title No. NGL 480550

3. THE Lessor HEREBY COVENANTS with the Lessee to the intent that the obligations may continue throughout the said term (but subject always to the provisions of Clause 4(4) hereof) as follows:

     (1) To procure that the demised premises and Landlord's fixtures therein shall be insured by the Superior Lessor against loss or damage by fire explosion lighting thunderbolt earthquake flood storm tempest burst pipes aircraft and articles dropped therefrom impact riot civil commotion malicious damage labour disturbance and such other risks as the Superior Lessor shall from time to time reasonably deem appropriate for the full reinstatement cost thereof including insurance to cover architects and other professional fees the removal of debris the cost of demolition and three years' loss of rent under a policy containing a waiver of any right of subrogation against the Lessee and will whenever required procure that a copy of the policy or policies of insurance and the receipt for the last premium for the same are produced to the Lessee and in case of destruction or damage by any of the risks aforesaid. And in case of destruction of or damage to the demised premises or any part thereof from any cause covered by such insurance (save to the extent that such insurance is vitiated or payment of policy monies is withheld or refused through any act or default of the Lessee or its agents servants invitees or licensees) to procure that the Superior Lessor lays out all monies received in respect of such insurance (other than monies received for loss of rent and architects surveyors engineers and legal fees and for demolition and clearance expenses) in rebuilding and reinstating the same as soon as reasonably practicable

     (2) That the Lessee paying the rents hereby reserved and observing and performing the several covenants and stipulations herein on the part of the Lessee contained shall peaceably hold and enjoy the demised premises throughout the said term without any interruption by the Lessor or any person rightfully claiming under or in trust for the Lessor

     (3) That the Lessor will pay to the Superior Lessor the rents reserved by the Superior Lease and will observe and perform the other covenants on the lessee's part contained in the Superior Lease in so far as the same are not the liability of the Lessee under the provisions hereof

4. (1) If and whenever during the said term the said rents hereby reserved or made payable or any of them or any part thereof shall be in arrear and unpaid for fourteen days next after becoming payable (whether formally demanded or not) or if and whenever there shall be any breach or non-performance or non observance of any of the covenants on the part of the Lessee herein contained or contained in any document supplemental to this Lease or if the Lessee (being an individual) shall become bankrupt or an interim receiver is appointed in respect of the Lessee's property or make any arrangement with his creditors for liquidation of his debts by composition or otherwise or shall suffer any distress or process of execution to be levied upon his goods or if the Lessee (being a Company) shall enter into liquidation whether compulsory or voluntary (save for the purpose of amalgamation or reconstruction of a solvent company) or is the subject of a petition for an administration order or a receiver and manager or an administrative receiver is appointed over the whole or any part or parts of its undertaking or assets or if the Lessee is unable or admits his liability to pay his debts when they become due or shall suffer any distress or process of execution to be levied upon its goods or if a Receiver shall be appointed thereof or shall be struck off the Register of Companies under Section 353 of the Companies Act 1948 then and in any of the said cases it shall be lawful for the Lessor at any time thereafter and notwithstanding the waiver of any previous right of re-entry into and upon the demised premises or any part thereof in the name of the whole to re-enter and thereupon the said term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to either party against the other in respect of any antecedent breach of any of the covenants herein contained

     (2) In case the demised premises or any part thereof shall at any time during the said term be so damaged or destroyed by fire or other risk against which the Superior Lessor shall have insured (or shall have covenanted to insure) as to be unfit for occupation and use then (unless the insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act or default of the Lessee) the rent (other than insurance rent) hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the demised premises are rendered fit for occupation and use

     (3) The Lessor shall not be responsible to the Lessee or any underlessee servant agent licensee or invitee of the Lessee or other person occupying the demised premises or any part thereof or calling upon the Lessee for any accident causing injury to be suffered or damage caused to the demised premises or to or the loss of any chattel or property in or from the demised premises

     (4)  If the Lessee shall desire to determine the term hereby granted on the
                day of           2005 and shall give to the Lessor not less than
          six months previous notice in writing of such desire and at the time of the determination (a) there are no arrears of the rent first hereby reserved and (b) pays to the Lessor the sum of Eighty thousand pounds (pound sterling 80,000) together with VAT thereon (if applicable) then immediately upon the expiry of such notice this present demise and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent clause or breach of

     *** sentence missing ***

(5) In this lease (and in every licence hereafter granted or deed executed pursuant or supplemental to this lease) where the context so admits:

     (a) The words importing the singular number only include the plural number and vice versa

     (b) Where there are two or more persons included in the expressions "the Lessor" and/or "the Lessee" covenants expressed to be made by the Lessor or the Lessee shall be deemed to be made by such persons jointly and severally

     (c) The expression "determination of the said term" shall mean cessation of the said term by effluxion of time or by Statutory Notice or by forfeiture pursuant to the proviso for re-entry hereinbefore contained or by Judgment of a Court or by surrender of this lease offered by the Lessee during the said term and accepted by the Lessor or by exercise of the break provision set out in clause 4(4) hereof

(6) Without prejudice to any other lawful method of service all notices hereby or by statute authorised to be served may be served in accordance with the provisions of Section 196 of the Law of Property Act 1925 and the Recorded Delivery Service Act 1962. The service of any legal proceedings concerning or arising hereunder shall be effected by causing the same to be delivered to the party to be served at its principal place of business in the UK or its registered office in the UK or to such other address within the UK as may from time to time be notified in writing by the party concerned PROVIDED ALWAYS that notices to be served upon the Lessor shall be effectively served if sent to Unit 18 Fairway Drive Greenford Middlesex UB6 8PW or such other address as notified in writing from time to time to the Lessee.

(7) Nothing contained in any clause or sub-clause of this lease shall operate or be construed so as to enlarge or vary or relax the provisions of any other clause or subclause thereof

(8) (a) Where by virtue of any of the provisions of this Lease the Lessee is required to pay repay or reimburse to the Lessor or any person or persons all rent (including the insurance rent) premium cost fee charge insurance premium expense or other sum or amount whatsoever in respect of the supply of any goods and/or services by the Lessor or any other person or persons the Lessee shall also be required in addition to pay or (as the case may be) keep the Lessor indemnified against;

     (i) the amount of any Value Added Tax which may be chargeable in respect of such supply

     (ii) a sum or sums equal to the amount of Value Added Tax charged (for whatsoever reason and whether directly or indirectly) to the Lessor or such other person or persons in connection with such supply less such proportion (if any) of that Value Added Taxes the Landlord is able to recover from HM Customs and Excise (so that the decision as to what proportion (if any) of the Lessor's overall Value Added Tax recovered shall be so allowed shall (if the Lessor considers appropriate) take into account the Value Added Tax nature of the supply made by the Lessor to the Lessee and the Lessor's decision as to what proportion shall be so allowed shall be final)

     (b) References in this Lease to Value Added Tax shall include any other tax replacing or supplementing the same

 (9) Nothing herein contained or implied shall be construed as or taken to be a covenant or representation by the Lessor that the demised premises may be used for any particular purpose

(10) Notwithstanding the demand for or acceptance by the Lessor or any agent of the Lessor of rent or other monies of reserved or made payable hereunder with knowledge of a breach of any of the covenants on the part of the Lessee herein contained the Lessor's right to forfeit this lease on the ground of such breach shall remain in force and the Lessee shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as aforesaid as a defence PROVIDED THAT this provision shall have effect in relation only to a demand for or acceptance of rent or other monies as aforesaid made during such period (if any) as may in all the circumstances be reasonable for enabling the Lessor to conduct any negotiations (whether or not the same be preceded or accompanied or followed by a notice under Section 146 of the Law of Property Act 1925) with the Lessee for remedying the breach after the Lessor had become aware thereof

(11) That any decision of the Surveyor for the time being of the Lessor acting properly on any matter on which he is required or entitled to decide under the provisions of this Lease shall be final and binding on the parties hereto and shall not be subject to challenge in any manner whatsoever in so far as the same is a decision or is founded on matters or issues of fact or opinion but nothing herein contained shall purport to prevent any such decision being challenged on any point or issue of law

(12) Any sum due from the Lessee hereunder not expressly reserved as rent shall be treated as being due as rent payable in arrear.

(13) Nothing herein expressed shall be deemed to constitute an election or an agreement by the Lessor to elect to waive exemption for Value Added Tax purposes in respect of the demised premises.

(14) The Lessor shall enjoy all and singular the same rights against the Lessee as are in favour of the Superior Lessor enjoyed against the lessee under the terms of the Superior Lease (that is to say the Lessor under the terms of this Lease) and the Superior Lessor and any other superior reversioner shall enjoy all and singular the same rights against the Lessee as are in their favour enjoyed against the lessee under the terms of the Superior Lease (that is to say the Lessor under the terms of this Lease)

(15) In relation to the rent review provisions contained in the Superior Lease the Lessor shall keep the Lessee fully informed of all negotiations undertaken between the Lessor and the Superior Lessor in endeavouring to agree a reviewed rent and to take into account any representation made by the Lessee or his Surveyor in relation to such negotiations and at the request of the Lessee to implement the machinery contained in such rent review provisions to have the reviewed rent fixed by an independent surveyor or arbitrator as the case may be provided that

          ****sentence missing****
          professional persons as the Lessor shall instruct at the request of the Lessee in connection with each rent review and all proper fees arising out of reference to an independent surveyor or arbitration as aforesaid

     (16) References to any statute herein contained shall be deemed to refer to any statutory modification or re-enactment therefore for the time being in force (other than the Town & Country Planning (Use Classes) Order 1987

     (17) Having been authorised to do so by an Order of the Willesden County
          Court No.      made on the               2002 under Section 38(4)(a)
          of the Landlord and Tenant Act 1954 the parties agree that the provisions of Section 24-28 of the Act shall be excluded in relation to the tenancy granted by this Underlease

     (18) This Underlease is a new tenancy for the purposes of Section 1 of the Landlord & Tenant (Covenants) Act 1995

     (19) There is no Agreement for Lease to which this Underlease give effect

     (20) (1) This Under-lease shall be governed by and construed in all respects in accordance with the laws of England and Wales and each party hereby submits to the exclusive jurisdiction of the English Courts.

          (2) The parties acknowledge that the jurisdiction and service of proceedings as hereinbefore provided are nonexclusive and shall not limit any other rights or remedies of the Lessor under the laws of any jurisdiction where assets of the Lessee may be found.

IN WITNESS whereof the Lessor and the Lessee have executed this Lease as a Deed the day and year first above written



EXECUTED as a DEED by
ISOLAGEN EUROPE LIMITED
acting by its Director and Secretary

Director [illegible]

Secretary

DATED                                                            2002
--------------------------------------------------------------------------------






                             CLAIRE O ACETI GMBH (1)

                                     -AND-

                          ISOLAGEN EUROPE LIMITED (2)



                 ----------------------------------------------


                                  COUNTERPART
                               RENT DEPOSIT DEED


                 ----------------------------------------------

                           RE: 59/61 PARK ROYAL ROAD
                                     LONDON
                                      NW10



                           Gregory Rowcliffe Milners
                                 1 Bedford Row
                                London WC1R 4BZ
                             Ref: C/DTSK/1777/0007

THIS DEED is made the           day of           Two thousand and two BETWEEN
CLAIRE O ACETI GMBH whose address for service in the United Kingdom is at 12 York Gate London NW1 (hereinafter called "the Lessor")(1) and ISOLAGEN EUROPE LIMITED whose registered office is at Peterden House 1A Leighton Road West
Ealing London W13 9EL (hereinafter called "the Lessee")(2)          .

WHEREAS

This Agreement is supplemental to an Underlease (hereinafter called "the Lease") even date herewith and made between the Lessor of the one part and the Lessee of the other part relating to premises known as 59/61 Park Royal Road London NW10

NOW THIS DEED WITNESSETH as follows:-

1(1)      The sum of FORTY SIX THOUSAND FIVE HUNDRED POUNDS (L46,500.00)
now paid by the Lessee to the Lessor (the receipt whereof the Lessor hereby acknowledges and which sum is hereinafter called "the deposit") shall be held by the Lessor to hold apply and dispose of the same and the income thereof in accordance with the following provision of this clause as security for the payment of the rent and other sums from time to time reserved by and payable under the Lease and for the performance and observance of the covenants on the part of the tenant and conditions contained in the Lease on the terms hereinafter appearing and in the event of a liquidator of the Lessee being appointed the Lessor shall be entitled to use such part of the deposit as would compensate the Lessor for the amount of any injury caused to the Lessor by the operation of any disclaimer by the said liquidator and the deposit shall be immediately banked by the Lessor in a deposit account or such other style of account in the name of the Lessor but designated "re Isolagen Europe Limited" to be effected only by the Lessor and without reference to the Lessee with any clearing Bank in the UK as shall be nominated by the Lessor.

 (2) The interest actually earned on the deposit or such part of it as shall not from time to time have been paid to the Lessor as hereinafter provided shall be periodically remitted (and in any event not more frequently than once every year) to the Lessee after the deduction of any tax which may from time to time be required by law to be deducted

 (3) If the Lessee shall fail to pay any installment of the rents or other sums from time to time reserved and made payable by the Lease within 14 days after the same shall have become due and payable or if the Lessee shall fail to comply with any of its obligations thereunder then an amount equal to such outstanding rent or other sums as the case may be may be withdrawn from the deposit account by the Lessor without authority from the Lessee (the Lessee being given written notice of such withdrawal within 7 days of the withdrawal taking place) and utilised by the Lessor in payment of such outstanding rent or other sums as the case may be provided that if the Lessor withdraws any sum or sums other than for non payment by the Lessee of the rents or other sums from time to time reserved and made payable by the Lease it shall immediately repay the sum or sums wrongly withdrawn into the said account together with an amount representing the interest lost during the period of withdrawal.

(4) The Lessee shall maintain the deposit throughout the term of the Lease and if the deposit or any part of it shall be paid to the Lessor pursuant to sub-clause (3) of this clause the Lessee will forthwith following receipt of written notice of such withdrawal without request from the Lessor pay into the said account such further sum as may be necessary to maintain the deposit at the said amount such further sum to be held in accordance with the terms of this clause.

(5) The Lessee shall within 14 days of the rent being agreed or determined following the Rent Review under the Lease pay such further sum into the said account so as to ensure that the deposit then held is equivalent to six month's rent then payable under the Lease.

(6) The proviso for re-entry contained in the Lease shall apply in case of non-payment of the deposit or any part thereof or as provided for in sub-clause
(4) as if the same were in non-payment of rent thereby reserved.

(7) The deposit or the balance thereof as hereinbefore provided shall be repaid by the Lessor to the Lessee at the earlier of:-

     (a)  the end of the term granted by the Lease

     (b) if the Lease shall be determined under the provisions of Clause 4(4) upon such determination and

     (c)  upon a permitted assignment of the Lease.

(8) The deposit shall remain the property of the Lessee subject to the entitlement of the Lessor to utilise the whole or part thereof in accordance with the terms of this Deed

IN WITNESS whereof the Lessor and the Lessee have duly executed this Deed as a deed the day and year first before written


EXECUTED as a DEED by
ISOLAGEN EUROPE LIMITED
acting by its Director and Secretary

Director

/s/ [illegible]         26 July 2002
----------------
Secretary